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                                                                    EXHIBIT 21.1



                            SCHEDULE OF SUBSIDIARIES
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
                                                                                                    State of
Name of Subsidiary                       Trade Name                                                 Incorporation
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Colony Bank of Fitzgerald                None                                                       Georgia
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Colony Bank Ashburn                      Colony Bank Ashburn operates in its Leesburg and Cordele   Georgia
                                         offices under the trade name Colony Bank
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Colony Bank Wilcox                       None                                                       Georgia
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Colony Bank of Dodge County              Colony Bank of Dodge County operates its Soperton office   Georgia
                                         under the trade name Colony Bank
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Colony Bank Worth                        Colony Bank Worth operates its Tifton and Moultrie         Georgia
                                         offices under the trade name Colony Bank
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Colony Bank Southeast                    None                                                       Georgia
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Colony Management Services, Inc.         None                                                       Georgia
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